U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

           Date of Report (date of earliest event reported May 8, 2001

                                     0-30583
                        ---------------------------------
                            (Commission File Number)

                           THAON COMMUNICATIONS, INC.
                         -------------------------------
        (Exact Name of small business issuer as Specified in its Charter)

                                     Nevada
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-30583                                          87-0622329
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


        1543 West Olympic Boulevard, Sixth Floor, Los Angeles, Ca. 90015
        ----------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (213) 252-7050
           -----------------------------------------------------------
                 Issuer's Telephone Number, Including Area Code


                                       NA
         ---------------------------------------------------------------
           (former Name or Former Address, Changed Since Last Report)

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Item 5.  Other Events.

         On May 8, 2001, Registrant consummated the acquisition of EMG Visual Graphics, Inc. in exchange for 300,000 restricted shares of the Company common stock.
         EMG Visual Graphic, DBA Eclipse Marketing Group, is a full service sales and marketing consulting firm specializing in all aspects of the branding and promotional products business. Eclipse assists corporate clients with the design, product section, market segmentation, audience analysis, sourcing and fulfillment of premium and promotional products.

         Since its inception in 1996, Eclipse has secured major clients and currently counts AT&T Wireless, Bed, Bath, & Beyond, Broadcom Corporation and the Orange County Register among its various clients. In addition, Eclipse has a capable sales and sourcing staff good relationships with suppliers.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Thaon Communications, Inc.


Dated: May 16, 2001                         By: /s/ Robert McNeill
                                            ----------------------
                                                    Robert McNeill



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